Exhibit 10.2

Amendment to Employment Agreement

This Amendment to the Employment Agreement (the “Amendment”) is entered into as of July 13, 2023 (the “Effective Date”), by and between [___](the “Executive”) and [Repare Therapeutics Inc.] [Repare Therapeutics USA Inc.] (the “Company”).

Recitals

A. Effective [____],the Company and the Executive entered into an employment agreement (the “Employment Agreement”); and

B. The Company and the Executive desire to amend the operative Employment Agreement between the parties as provided in this Amendment.

Agreement

The parties agree to the following:

1.
Section 5.3(c) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

[“notwithstanding anything to the contrary in any applicable equity award agreement, (i) all stock options that are subject to a time-based vesting schedule and that are held by the Executive, which would have vested if the Executive had remained employed for an additional [__]1 months following the Termination Date, shall vest and become exercisable effective as of the Termination Date, and all outstanding stock options held by the Executive, including any such stock options that vest in accordance with the foregoing, shall remain exercisable until the earlier of (A) the expiration of the term of such stock options and (B) [__]2 months following the Termination Date, and (ii) [a prorated portion of all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest effective as of the Termination Date, representing a total of 12 months of additional vesting, as if each award vested on a monthly basis and without regard to the original vesting schedule (e.g., for purposes of illustration only, to the extent the next scheduled vesting tranche of such an award was an annual cliff, 12/12 of such tranche would vest)]3 [a prorated portion of all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest effective as of the Termination Date, representing a total of 6 months of additional vesting, as if each award vested on a monthly basis and without regard to the original vesting schedule (e.g., for purposes of illustration only, to the extent the next scheduled vesting tranche of such an award was an annual cliff, 6/12 of such tranche would vest)]4 [, and]5 [(a) through (c) collectively, the “Severance Benefits”)]6.”]7

1	Note to Draft: Segal: 12 months; Forte: 6 months.
2	Note to Draft: Segal: 12 months; Forte: 9 months.
3	Note to Draft: For Segal.
4	Note to Draft: For Forte.
5	Note to Draft: For Segal.
6	Note to Draft: For Forte.
7	Note to Draft: For Segal, Forte.

[Notwithstanding anything to the contrary in any applicable equity award agreement, (i) all stock options that are subject to a time-based vesting schedule and that are held by the Executive, which would have vested if the Executive had remained employed for an additional 6 months following the Termination Date, shall vest and become exercisable effective as of the Termination Date, and all outstanding stock options held by the Executive, including any such stock options that vest in accordance with the foregoing, shall remain exercisable until the earlier of (A) the expiration of the term of such stock options and (B) 9 months following the Termination Date (provided that for any stock options that are “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the period during which the stock options may be exercised will not be extended beyond the period set forth in the applicable option agreement), and (ii) a prorated portion of all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest effective as of the Termination Date, representing a total of 6 months of additional vesting, as if each award vested on a monthly basis and without regard to the original vesting schedule (e.g., for purposes of illustration only, to the extent the next scheduled vesting tranche of such an award was an annual cliff, 6/12 of such tranche would vest) ((a) through (c) collectively, the “Severance Benefits”).]8

2.
[Section 5.5 of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“Death. The Executive’s employment hereunder will terminate automatically upon the Executive’s death during the Term. In the event of such termination, the Executive or the Executive’s estate or beneficiaries, as the case may be, will be entitled to receive the Accrued Obligations and the benefits described in Section 5.3(b). In addition, (a) all stock options that are subject to a time-based vesting schedule and that are held by the Executive, which would have vested if the Executive had remained employed for an additional 12 months following the Termination Date, shall vest and become exercisable effective as of the Termination Date, and all outstanding stock options held by the Executive, including any such stock options that vest in accordance with the foregoing, shall remain exercisable until the earlier of (i) the expiration of the term of such stock options and (ii) 12 months following the Termination Date [(provided that for any stock options that are “incentive stock options” within the meaning of Section 422 of the Code, the period during which the stock options may be exercised will not be extended beyond the period set forth in the applicable option agreement)]9, and (b) a prorated portion of all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest effective as of the Termination Date, representing a total of 12 months of additional vesting, as if each award vested on a monthly basis and without regard to the original vesting schedule (e.g., for purposes of illustration only, to the extent the next scheduled vesting tranche of such an award was an annual cliff, 12/12 of such tranche would vest).”]10

3.
[The first paragraph of Section 5.6 of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

8	Note to Draft: For Koehler, Zinda.
9	Note to Draft: For Koehler, Zinda.
10	Note to Draft: For Forte, Koehler, Zinda.

“Disability. If the Executive’s employment is terminated during the Term on account of the Executive’s Disability, the Executive will be entitled to receive the Accrued Obligations and the benefits described in Section 5.3(b). In addition, (a) all stock options that are subject to a time-based vesting schedule and that are held by the Executive, which would have vested if the Executive had remained employed for an additional 12 months following the Termination Date, shall vest and become exercisable effective as of the Termination Date, and all outstanding stock options held by the Executive, including any such stock options that vest in accordance with the foregoing, shall remain exercisable until the earlier of (i) the expiration of the term of such stock options and (ii) 12 months following the Termination Date [(provided that for any stock options that are “incentive stock options” within the meaning of Section 422 of the Code, the period during which the stock options may be exercised will not be extended beyond the period set forth in the applicable option agreement)]11, and (b) a prorated portion of all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest effective as of the Termination Date, representing a total of 12 months of additional vesting, as if each award vested on a monthly basis and without regard to the original vesting schedule (e.g., for purposes of illustration only, to the extent the next scheduled vesting tranche of such an award was an annual cliff, 12/12 of such tranche would vest).]12

4.
Section 5.7(c) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

[“notwithstanding anything to the contrary in any applicable equity award agreement, (i) all stock options that are subject to a time-based vesting schedule and that are held by the Executive shall vest and become exercisable effective as of the Termination Date, and all outstanding stock options held by the Executive, including any such stock options that vest in accordance with the foregoing, shall remain exercisable until the earlier of (A) the expiration of the term of such stock options and (B) 15 months following the Termination Date, and (ii) all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest in full effective as of the Termination Date, and”]13

[“[N]otwithstanding anything to the contrary in any applicable equity award agreement, (i) all stock options that are subject to a time-based vesting schedule and that are held by the Executive shall vest and become exercisable effective as of the Termination Date, and all outstanding stock options held by the Executive, including any such stock options that vest in accordance with the foregoing, shall remain exercisable until the earlier of (A) the expiration of the term of such stock options and (B) 9 months following the Termination Date [(provided that for any stock options that are “incentive stock options” within the meaning of Section 422 of the Code, the period during which the stock options may be exercised will not be extended beyond the period set forth in the applicable option agreement)], and (ii) all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest in full effective as of the Termination Date.”]15

11	Note to Draft: For Koehler, Zinda.
12	Note to Draft: For Forte, Koehler, Zinda.
13	Note to Draft: For Segal.
14	Note to Draft: For Koehler, Zinda.
15	Note to Draft: For Forte, Koehler, Zinda.

5.
[The [third]16 [fourth]17 sentence of the second paragraph of Section 9 of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“If the Company elects to enforce the provisions of this Section 9 then the Executive shall receive the greater of (x) continuing salary payments for one year following the Termination Date at a rate equal to no less than 50% of the highest annualized base salary paid to the Executive by the Company within the two years prior to the Executive’s Termination Date (“Garden Leave Payments”), and (y) the sum of (I) accelerated vesting of all of the Executive’s stock options that are subject to a time-based vesting schedule which would have vested if the Executive had remained employed for an additional 12 months following the Termination Date, which, for such purposes, the value shall be determined as (1) (x) the number of shares underlying the stock options eligible to vest during such period multiplied by (y) the volume weighted average trading price of Repare’s common shares over the 30 trading days prior to the Termination Date minus (2) the aggregate exercise price for such stock options which are eligible to vest, and (II) accelerated vesting of a prorated portion of all other outstanding equity awards (including, without limitation, restricted stock unit awards) that are subject to a time-based vesting schedule and that are held by the Executive shall vest effective as of the Termination Date, representing a total of 12 months of additional vesting, as if each award vested on a monthly basis and without regard to the original vesting schedule (e.g., for purposes of illustration only, to the extent the next scheduled vesting tranche of such an award was an annual cliff, 12/12 of such tranche would vest), which, for such purposes, the value shall be determined as (1) the number of shares underlying such other outstanding equity awards that are eligible to vest multiplied by (2) the volume weighted average trading price of Repare’s common shares over the 30 trading days prior to the Termination Date.”]

6.
Except as otherwise expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect. The Employment Agreement and this Amendment, together with those documents or other agreements between the parties expressly referenced or otherwise incorporated therein, set forth the entire understanding between the parties with regard to the subject matter hereof and supersede any prior oral discussions or written communications and agreements. This Amendment cannot be modified or amended except in writing signed by the Executive and an authorized officer of the Company.

[Signature page follows]

16	Note to Draft: For Zinda.
17	Note to Draft: For Koehler.

The parties have executed this Amendment to Employment Agreement on the day and year first written above.

[Repare Therapeutics Inc.] [Repare Therapeutics USA Inc.]

By:
Name:
Title:

Executive:

[_____]